united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

THE BIONDO FUNDS

SEMI-ANNUAL REPORT
JUNE 30, 2016

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholder:

Coming into 2016, we had three main concerns: an economic recession that would negatively impact corporate earnings, uncertainty over the Federal Reserve’s path of raising interest rates and the US Presidential Election. Recently, we have reduced our concern over the economy – while growth remains slow, there are still signs of a pulse and thus, we were able to be less defensive. The first half of 2016 is now in the history books and continues to present a challenging environment for those in our profession. Continued volatility persisted throughout the second quarter.

On their surface, global markets appear relatively mild, at least in terms of returns in the major indices. US Equity Markets are mixed in the year to date period, with the S&P 500 Index up 3.84%, the Dow Jones Industrial Average up 4.31% and the Nasdaq Index down -2.66% through June 30th, 2016. US Bond markets remain strong, with the Barclays US Aggregate Index up 5.31% in the first half, while Global Equity markets have been mildly weak, with the MSCI EAFE Index down -4.04% in the year to date period through 6/30.

BIONDO FUNDS

The first half was challenging for the two strategies managed here. The Biondo Growth Fund was down 11.37% and the Biondo Focus Fund decreased by 16.48%, this was compared to the S&P 500 Index which was up 3.84%. These return figures are net of fees. The underperformance in both funds is largely attributable to our overweight positions in Biotech stocks, which significantly underperformed the market.

During the first half of the year we made new purchases in several companies. We initiated positions in Diamondback Energy, an oil and gas company in the Permian Basin, Texas; Bristol-Myers Squibb, a major pharmaceutical company; Chevron, a large integrated oil and gas company; NXP Semiconductor, a microcontroller company; and Phillips 66, an oil and gas refiner. We sold positions in several companies, including Boeing, United Rentals, and Exact Sciences.

As the second quarter came to a close, volatility remained elevated as market participants grappled with Britain’s decision to withdraw from the European Union. As it has been labeled, Brexit is a historic decision that will have economic and social impact for years to come. While we leave the predictions to the talking heads, we do see some potential implications in the near-term that will likely influence outcomes as we look to the rest of 2016 from an investment perspective.

In our view, the political and social implications of Brexit may be more important than the economic impact. That said, we see this decision giving the Federal Reserve some cover to not raise rates until early next year. While this may reduce uncertainty for the remainder of this year in the eyes of market participants, we do believe this pushes out the eventual path of higher rates into next year and beyond. More importantly, the Brexit vote shows a continued trend of populism on the rise. In our view, the possibility of more nationalist and protectionist policies – particularly here in the US, could have negative implications for economic activity and thus corporate earnings in the future.

In many ways, 2016 has been a strange year – particularly in the financial markets. Having just celebrated the July 4th holiday, we would like to share an experience that may be analogous to the current investment environment for growth stocks.

As many of you know, we live on Lake Mohawk in Sparta, NJ. In our opinion, there is no better place to celebrate July 4th. Typically, family and friends descend upon our homes for a few days of eating, drinking and lots of kids being pulled by boat on various water toys – skis, wakeboards and tubes. We have campfires, a great parade and a spectacular waterski show put on by the fabulous Lake Mohawk Skihawks.

The highlight of the weekend is always the fireworks show, which is done from a barge in the middle of the lake. Hundreds of boats carrying thousands of people gather on the north end of the lake to view this great display and feel the patriotism of the holiday. This year, the fireworks were set to start at 9:00. By 8:30, the lake was busy with boats jockeying for position as the night sky darkened to set the perfect backdrop. Just as the spectators settled in for another great show, the skies opened up and dumped an unexpected heavy rain. As boats scurried to escape the rain, those on land grabbed their lawn chairs and headed back to their cars, likely figuring the show would be cancelled.

As with most unexpected storms, this one didn’t last too long – after 20 minutes or so the rain subsided. Having already made the decision earlier in the day and after a long delay, the fireworks show began just before 10:00. For those relatively few who had the patience and fortitude to remain, it was a spectacular show that felt like a private viewing and ample reward for the risk of staying and being rain-soaked.

On to our analogy, as mentioned above, the US Equity markets are nominally higher in the first six months of 2016 as measured by broad indices. However, there has been great disparity as you drill further under the surface. Upon further inspection of returns of broad sectors, there is wide separation between the haves and have-nots in 2016, as the following chart depicts:

Sector ETF Performance Summary - Best (YTD 2016)

		Last
Symbol	Name	Price	% Change
GDXJ	VanEck Vectors Junior Gold Miners ETF	$42.60	121.76
GDX	VanEck Vectors Gold Miners ETF	$27.71	101.97
EMLP	First Trust North American Energy Infrastructure Fund	$24.68	22.30
VPU	Vanguard Utilities ETF	$114.50	21.90
IGE	iShares North American Natural Resources ETF	$33.22	18.05
VOX	Vanguard Telecommunication Services	$98.40	17.27

Sector ETF Performance Summary - Worst (YTD 2016)

		Last
Symbol	Name	Price	% Change
IBB	iShares NASDAQ Biotech ETF	$257.34	-23.94
KBE	SPDR S&P Bank ETF	$30.48	-9.88
PJP	Powershares Dynamic Pharmaceuticals	$63.36	-9.45
KRE	SPDR S&P Regional Banking ETF	$38.40	-8.40
XLF	Financial Select Sector SPDR Fund	$22.86	-4.09
FDN	First Trust Dow Jones Internet IndexSM Fund	$72.12	-3.34

Source: Dorsey Wright & Associates; Numbers as of 6/30/16

As you can see from the chart, the best performing sector in the year to date period has been Gold Miners, while the worst performing sector has been Biotechnology and the dispersion is extremely wide. By grouping the top performing sectors together, the common thread appears to be cyclical businesses and/or high dividend payouts.

If we widen the lens a bit, negative returns can be seen in areas of the equity markets typically considered growth stocks – biotech, internet and technology. Unfortunately, our Growth and Focus portfolios hold interest in several companies in these sectors and thus, the disparity of returns between these and other indices is wide. Clearly, growth stocks are in the midst of a heavy downpour and are being shunned in favor of lower growth, dividend yielding companies. In our view, this storm too shall pass, leaving those willing to stay with a private viewing and the potential for reward.

As the year has progressed, our level of defensiveness has diminished. While we still remain uncharacteristically cautious with elevated levels of cash in the Funds, this continues to subside as the year wears on. We expect this will continue in the current quarter, taking advantage of any short term weakness we see as opportunity for the longer term while repositioning our portfolios to reflect our outlook. For the positions that remain in our portfolios, we continue to believe that we are invested in great companies run by bright people with attractive growth prospects for the future.

As always, we remain committed and focused on serving the needs of our shareholders. We appreciate the trust and confidence that you have placed in us and wish you the best for a safe and fun-filled summer.

Very Truly Yours,

Joseph P. Biondo	Joseph R. Biondo
Chief Executive Officer	Founder
Chief Investment Officer	Senior Portfolio Manager

Sources: Raymond James – volatility; Bloomberg – index returns; ETF Performance – Dorsey Wright & Associates

1275-NLD-7/27/2016

The Biondo Growth Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmarks:

				Annualized
			Annualized	Inception** -
	Six Months	One Year	Five Year	June 30, 2016
The Biondo Growth Fund – Investor Shares	(11.37)%	(19.66)%	2.11%	1.10%
Russell 1000 Growth Total Return Index	1.36%	3.02%	12.35%	8.28%
S&P 500 Total Return Index	3.84%	3.99%	12.10%	7.03%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2016 prospectus, the Fund’s total annual operating expense ratio before waivers is 1.50%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Investor Shares inception date is May 3, 2006.

The Russell 1000 Growth Total Return Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

The Fund’s Top Ten Sectors are as follows, as of June, 30, 2016:

Sectors	% of Net Assets	Sectors	% of Net Assets
Biotechnology	14.6%	Apparel	6.6%
Internet	11.3%	Computers	6.0%
Banks	10.4%	Healthcare - Products	6.0%
Oil & Gas	8.2%	Pharmaceuticals	5.9%
Oil & Gas Services	7.4%	Other, Cash & Cash Equivalents	16.4%
Diversified Financial Services	7.2%		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

The Biondo Focus Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmarks:

				Annualized
			Annualized	Inception**-
	Six Months	One Year	Five Year	June 30, 2016
The Biondo Focus Fund	(16.48)%	(29.32)%	1.65%	2.75%
Dow Jones Industrial Average Total Return Index	4.31%	4.50%	10.41%	11.31%
S&P 500 Total Return Index	3.84%	3.99%	12.10%	12.14%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s May 1, 2016 prospectus, the Fund’s total annual operating expense ratio is 2.62%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Inception date is March 17, 2010.

The Dow Jones Industrial Average Total Return Index represents large and well-known U.S. companies and covers all industries with the exception of Transportation and Utilities. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

The Fund’s Top Ten Sectors are as follows, as of June 30, 2016:

Sectors	% of Net Assets	Sectors	% of Net Assets
Banks	22.5%	Computers	5.6%
Biotechnology	18.7%	Apparel	4.5%
Internet	15.0%	Oil & Gas	4.2%
Healthcare - Products	13.5%	Pharmaceuticals	3.8%
Oil & Gas Services	9.8%	Other, Cash & Cash Equivalents	(6.6)%
Diversified Finaancial Services	9.0%		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

The Biondo Growth Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2016

Shares		Value
	COMMON STOCK, WARRANTS & RIGHTS - 86.9%
	APPAREL - 6.6%
15,000	Under Armour, Inc. - Class A *	$601,950
12,589	Under Armour, Inc. - Class C *	458,230
12,500	VF Corp.	768,625
		1,828,805
	AUTO MANUFACTURERS - 1.5%
2,000	Tesla Motors, Inc. *	424,560

	BANKS - 10.4%
200,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19 *	696,000
75,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 *	1,518,750
50,000	Sussex Bancorp	668,000
		2,882,750
	BIOTECHNOLOGY - 14.6%
19,250	Celgene Corp. *	1,898,628
21,000	Gilead Sciences, Inc.	1,751,820
2,800	Illumina, Inc. *	393,064
		4,043,512
	COMPUTERS - 6.0%
17,500	Apple, Inc.	1,673,000

	DIVERSIFIED FINANCIAL SERVICES - 7.2%
22,500	MasterCard, Inc.	1,981,350

	HEALTHCARE - PRODUCTS - 6.0%
2,500	Intuitive Surgical, Inc. *	1,653,525

	INTERNET - 11.3%
2,000	Alphabet, Inc. *	1,407,060
15,000	Facebook, Inc. - Class A *	1,714,200
		3,121,260
	OIL & GAS - 8.2%
5,000	Chevron Corp.	524,150
10,000	Diamondback Energy, Inc. *	912,100
5,000	Phillips 66	396,700
62,500	Sanchez Energy Corp. *	441,250
		2,274,200

See accompanying notes to financial statements.

The Biondo Growth Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2016

Shares		Value
	OIL & GAS SERVICES - 7.4%
8,500	Core Laboratories NV	$1,053,065
12,500	Schlumberger Ltd.	988,500
		2,041,565
	PHARMACEUTICALS - 5.9%
12,500	Bristol-Myers Squibb Co.	919,374
21,000	Pacira Pharmaceuticals, Inc. *	708,330
		1,627,704
	SEMICONDUCTORS - 1.8%
6,500	NXP Semiconductors NV *	509,210

	TOTAL COMMON STOCK, WARRANTS & RIGHTS (Cost - $16,087,314)	24,061,441

	EXCHANGE TRADED FUND - 1.0%
	EQUITY FUND - 1.0%
30,000	ProShares VIX Short-Term Futures ETF *	274,800
	TOTAL EXCHANGE TRADED FUND (Cost - $328,349)

	SHORT-TERM INVESTMENTS - 12.1%
	MONEY MARKET FUND - 12.1%
3,362,097	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.16% ** (Cost - $3,362,097)	3,362,097

	TOTAL INVESTMENTS - 100.0% (Cost - $19,777,760) (a)	$27,698,338
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%	(22,804)
	NET ASSETS - 100.0%	$27,675,534

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,692,308 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$9,467,363
Unrealized Depreciation:	(1,461,333)
Net Unrealized Appreciation:	$8,006,030

See accompanying notes to financial statements.

The Biondo Focus Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2016

Shares		Value
	COMMON STOCK, WARRANTS & RIGHTS - 109.5%
	APPAREL - 4.5%
17,500	Under Armour, Inc. - Class A *	$702,275
5,035	Under Armour, Inc. - Class C *	183,292
		183,292
	AUTO MANUFACTURERS - 2.9%
45,000	Ford Motor Co. ^	565,650

	BANKS - 22.5%
300,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19 *	1,044,000
145,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 * ^	2,936,250
30,000	Wells Fargo & Co. - Warrants @ $34.01, Due 10/28/18 *	408,600
		4,388,850
	BIOTECHNOLOGY - 18.7%
15,500	Celgene Corp. * ^	1,528,765
12,500	Gilead Sciences, Inc.	1,042,750
6,300	Illumina, Inc. * ^	884,394
5,000	Intrexon Corp. *	123,050
10,000	Pacific Biosciences of California, Inc. *	70,350
		3,649,309
	COMPUTERS - 5.6%
11,500	Apple, Inc. ^	1,099,400

	DIVERSIFIED FINANCIAL SERVICES - 9.0%
20,000	MasterCard, Inc. - Class A ^	1,761,200

	HEALTHCARE - PRODUCTS - 13.5%
4,000	Intuitive Surgical, Inc. *	2,645,640

	INTERNET - 15.0%
500	Alphabet, Inc. - Class A *	351,764
22,500	Facebook, Inc. - Class A * ^	2,571,300
		2,923,064
	OIL & GAS - 4.2%
9,000	Diamondback Energy, Inc. *	820,890

	OIL & GAS SERVICES - 9.8%
9,000	Core Laboratories NV	1,115,010
10,000	Schlumberger Ltd.	790,800
		1,905,810
	PHARMACEUTICALS - 3.8%
22,750	Pacira Pharmaceuticals, Inc. * ^	767,358

	TOTAL COMMON STOCK, WARRANTS & RIGHTS (Cost - $16,622,054)	20,710,463

See accompanying notes to financial statements.

The Biondo Focus Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 2.8%
	MONEY MARKET FUND - 2.8%
544,401	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.16% ^ ** (Cost - $544,401)	$544,401

	TOTAL INVESTMENTS - 112.3% (Cost - $17,166,455) (a)	$21,254,864
	OTHER ASSETS LESS LIABILITIES - NET - (12.3)%	(1,721,687)
	NET ASSETS - 100.0%	$19,533,177

*	Non-income producing security.

^	All or a portion of the security is pledged as collateral for the line of credit. Total value of pledged securities at June 30, 2016 is $10,966,217.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,799,068 and differs from fair value by net unrealized appreciation (depreciation) of securities, including written options, as follows:

Unrealized Appreciation:	$6,260,243
Unrealized Depreciation:	(2,102,172)
Net Unrealized Appreciation:	$4,158,071

Contracts ***
	CALL OPTIONS WRITTEN - (0.5)%
35	Intuitive Surgical, Inc. *
	Expiration January 2018 Exercise Price $840.00	101,325
	TOTAL CALL OPTIONS WRITTEN (Premiums received $99,461) (a)

*	Non-income producing security.

***	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

The Biondo Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2016

	The Biondo Growth	The Biondo Focus
	Fund	Fund
ASSETS
Investment securities:
At cost	$19,777,760	$17,166,455
At value	$27,698,338	$21,957,139
Receivable for Fund shares sold	500	531
Receivable for investments sold	—	1,272,710
Dividends and interest receivable	8,958	121
Prepaid expenses & other assets	23,583	7,915
TOTAL ASSETS	27,731,379	23,238,416

LIABILITIES
Line of Credit payable	—	3,499,999
Options written, at value (premiums received $0 and $99,461, respectively)	—	101,325
Investment advisory fees payable	13,506	25,292
Payable to related parties	8,431	13,557
Distribution (12b-1) fees payable	5,846	4,186
Accrued interest	—	8,750
Accrued expenses and other liabilities	28,062	32,130
TOTAL LIABILITIES	55,845	3,685,239
NET ASSETS	$27,675,534	$19,553,177

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$25,936,038	$16,831,184
Accumulated net investment loss	(117,395)	(255,547)
Accumulated net realized loss from security transactions and options transactions	(6,063,687)	(1,811,280)
Net unrealized appreciation of investments	7,920,578	4,788,820
NET ASSETS	$27,675,534	$19,553,177

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$27,675,534	$19,553,177
Shares of beneficial interest outstanding	2,535,757	1,648,410
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.91	$11.86

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

The Biondo Funds

STATEMENTS OF OPERATIONS (Unaudited)

For the Six Months Ended June 30, 2016

	The Biondo Growth	The Biondo Focus
	Fund	Fund
INVESTMENT INCOME
Dividends (net of $1,403 and $1,650 foreign taxes withheld)	$100,852	$72,975
Interest	3,545	1,820
TOTAL INVESTMENT INCOME	104,397	74,795

EXPENSES
Investment advisory fees	145,787	159,300
Distribution (12b-1) fees - Investor Class	36,447	26,550
Administration fees	19,541	21,067
Fund accounting fees	11,896	11,967
Transfer agent fees	10,483	11,994
Registration fees	9,652	8,420
Audit fees	8,854	8,772
Legal fees	8,870	5,485
Trustees’ fees and expenses	4,737	7,100
Shareholder reporting expense	7,061	6,480
Compliance officer fees	5,335	5,384
Custody fees	2,553	4,332
Insurance expense	648	450
Other expenses	457	492
Interest expense	—	52,549
TOTAL EXPENSES	272,321	330,342

Less: Fees waived by the Advisor	(54,030)	—

NET EXPENSES	218,291	330,342
NET INVESTMENT LOSS	(113,894)	(255,547)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Investments	70,080	(584,033)
Options written	36,891	(4)
Net realized gain (loss)	106,971	(584,037)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,753,109)	(3,300,422)
Options written	30,668	(1,864)
Net change in unrealized appreciation (depreciation)	(3,722,441)	(3,302,286)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,615,470)	(3,886,323)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,729,364)	$(4,141,870)

See accompanying notes to financial statements.

The Biondo Funds

STATEMENTS OF CHANGES IN NET ASSETS

	The Biondo Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(113,894)	$(307,150)
Net realized gain from investments, options purchased and options written	106,971	905,793
Net change in unrealized appreciation (depreciation) of investments, options purchased and options written	(3,722,441)	(2,874,022)
Net decrease in net assets resulting from operations	(3,729,364)	(2,275,379)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	777,890	899,188
Payments for shares redeemed	(2,425,643)	(2,857,935)
Redemption fee proceeds	10	—
Net decrease in net assets from shares of beneficial interest	(1,647,743)	(1,958,747)

TOTAL DECREASE IN NET ASSETS	(5,377,107)	(4,234,126)

NET ASSETS
Beginning of Period	33,052,641	37,286,767
End of Period *	$27,675,534	$33,052,641
*Includes accumulated net investment loss of:	$(117,395)	$(3,501)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	70,193	68,220
Shares Redeemed	(218,484)	(216,075)
Net decrease in shares of beneficial interest outstanding	(148,291)	(147,855)

See accompanying notes to financial statements.

The Biondo Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	The Biondo Focus Fund
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(255,547)	$(609,808)
Net realized gain (loss) from investments and options written	(584,037)	184,735
Net change in unrealized appreciation (depreciation) of investments and options written	(3,302,286)	(3,181,364)
Net decrease in net assets resulting from operations	(4,141,870)	(3,606,437)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	768,959	4,778,312
Payments for shares redeemed	(2,480,676)	(8,379,743)
Redemption fee proceeds	120	1,713
Net decrease in net assets from shares of beneficial interest	(1,711,597)	(3,599,718)

TOTAL DECREASE IN NET ASSETS	(5,853,467)	(7,206,155)

NET ASSETS
Beginning of Period	25,406,644	32,612,799
End of Period *	$19,553,177	$25,406,644
*Includes accumulated net investment loss of:	$(255,547)	$—

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	61,772	299,080
Shares Redeemed	(203,087)	(524,959)
Net decrease in shares of beneficial interest outstanding	(141,315)	(225,879)

See accompanying notes to financial statements.

The Biondo Focus Fund

STATEMENT OF CASH FLOWS (Unaudited)

For the Six Months Ended June 30, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(4,141,870)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:

Proceeds from disposition of long-term investment securities	5,788,587
Purchases of long-term investment securities	(7,291,550)
Premiums received for call options written	99,461
Cost of closing call options written	(4)
Sale of short-term investments, net	478,106
Changes in operating Assets and Liabilities:
Net change in unrealized appreciation (depreciation)	3,302,286
Net realized gain	584,037
Increase in interest and dividends receivable	(121)
Decrease in receivables for securities sold	2,880,966
Decrease in prepaid expenses	4,468
Increase in accrued expenses and other liabilities	12,908
Decrease in due to custodian	(5,298)
Net cash provided by operating activities	1,711,976

CASH FLOWS FROM FINANCING ACTIVITIES
Fund shares issued	768,959
Fund shares redeemed	(2,480,676)
Redemption fee proceeds	120
Increase in receivable for Fund shares sold	(379)
Net cash used in financing activities	(1,711,976)

Net increase (decrease) in cash	—

CASH:
Beginning balance	—
Ending balance	$—

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest expense	$44,333

See accompanying notes to financial statements.

The Biondo Growth Fund

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Investor Class
	Six Months Ended		Year Ended	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	June 30,		December 31,	December 31,	December 31,	December 31,		January 31,	January 31,
	2016		2015	2014	2013	2012*		2012	2011
	(Unaudited)

Net asset value, beginning of period	$12.31		$13.17	$12.38	$8.94	$8.90		$9.72	$8.50
Activity from investment operations:
Net investment loss (1)	(0.04)		(0.11)	(0.11)	(0.08)	(0.07)		(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments and option transactions	(1.36)		(0.75)	0.90	3.52	0.11		(0.71)	1.31
Total income (loss) from investment operations	(1.40)		(0.86)	0.79	3.44	0.04		(0.82)	1.22

Paid-in-Capital from redemption fees (1)	0.00	(2)	—	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)

Net asset value, end of period	$10.91		$12.31	$13.17	$12.38	$8.94		$8.90	$9.72
Total return (3)	(11.37	)% (4)	(6.53)%	6.38%	38.48%	0.45	% (4)	(8.44)%	14.35%
Net assets, end of period (in 000s)	$27,676		$33,053	$37,287	$36,390	$38,917		$50,714	$61,768

Ratio of gross expenses to average net assets (5)	1.87	% (6)	1.72%	1.77%	1.74%	1.65	% (6)	1.74%	1.65%
Ratio of net expenses to average net assets	1.50	% (6)	1.50%	1.50%	1.50%	1.50	% (6)	1.50%	1.50%
Ratio of net investment loss to average net assets	(0.78	)% (6)	(0.84)%	(0.87)%	(0.73)%	(0.90	)% (6)	(1.14)%	(1.01)%
Portfolio turnover rate	18	% (4)	25%	44%	20%	46	% (4)	25%	59%

*	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

The returns shown exclude the effect of applicable redemption fees. Had the advisor not waived a portion of its fees, total return would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

See accompanying notes to financial statements.

The Biondo Focus Fund

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

Investor Class
	Six Months Ended		Year Ended		Year Ended	Year Ended	Period Ended		Year Ended	Period Ended
	June 30,		December 31,		December 31,	December 31,	December 31,		January 31,	January 31,
	2016		2015		2014	2013	2012*		2012	2011 (1)
	(Unaudited)

Net asset value, beginning of period	$14.20		$16.18		$13.92	$8.91	$9.38		$10.61	$10.00
Activity from investment operations:
Net investment loss (2)	(0.15)		(0.33)		(0.35)	(0.35)	(0.24)		(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments and option transactions	(2.19)		(1.65)		2.60	5.36	(0.23)		(0.98)	0.85
Total income (loss) from investment operations	(2.34)		(1.98)		2.25	5.01	(0.47)		(1.23)	0.61

Paid-in-Capital from redemption fees (2)	—		0.00	(3)	0.01	0.00 (3)	—		0.00 (3)	—

Net asset value, end of period	$11.86		$14.20		$16.18	$13.92	$8.91		$9.38	$10.61
Total return (4)	(16.48	)% (6)	(12.24	)% (5)	16.24%	56.23%	(5.01	)% (6)	(11.59)%	6.10	% (6)
Net assets, end of period (in 000s)	$19,553		$25,407		$32,613	$20,552	$14,115		$18,920	$20,966

Ratio of expenses to average net assets including interest expense	3.11	% (7)	2.62%		2.65%	3.58%	3.35	% (7)	2.62%	3.05	% (7)
Ratio of expenses to average net assets excluding interest expense	2.70	% (7)	2.36%		2.34%	2.82%	2.55	% (7)	2.34%	3.05	% (7)
Ratio of net investment loss to average net assets	(2.41	)% (7)	(2.06)%		(2.27)%	(3.11)%	(2.95	)% (7)	(2.48)%	(2.88	)% (7)
Portfolio turnover rate	49	% (6)	55%		52%	81%	83	% (6)	75%	55	% (6)

*	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(1)	The Biondo Focus Fund commenced operations on March 17, 2010.

(2)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns are historical in nature and assume changes in share price.

(5)	There was no effect on total return due to the trade error (Note 4).

(6)	Not annualized.

(7)	Annualized.

See accompanying notes to financial statements.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2016

1.	ORGANIZATION

The Biondo Growth Fund and The Biondo Focus Fund (each a “Fund,” and collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Trust is an open-end management investment company. Each Fund currently offers Investor Class shares. The Funds changed their fiscal year end from January 31 to December 31, effective February 1, 2012.

The Biondo Growth Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers. The Biondo Focus Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of U.S. companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of U.S. companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation –  Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are not readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of each Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Funds’ investments measured at fair value:

The Biondo Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock, Warrants & Rights	$24,061,441	$—	$—	$24,061,441
Exchange Traded Fund	274,800	—	—	274,800
Short-Term Investments	3,362,097	—	—	3,362,097
Total	$27,698,338	$—	$—	$27,698,338

The Biondo Focus Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock, Warrants & Rights	$21,412,738	$—	$—	$21,412,738
Short-Term Investments	544,401	—	—	544,401
Total	$21,957,139	$—	$—	$21,957,139
Liabilities*	Level 1	Level 2	Level 3	Total
Call Options Written	$101,325	$—	$—	$101,325

The Funds did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the period. It is the Funds’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolios. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolios. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the six months ended June 30, 2016, (i) The Biondo Growth Fund had a net realized gain from written options of $36,891 subject to equity price risk and (ii) The Biondo Focus Fund had a net realized loss of $4 on written options subject to equity price risk. These realized gains/(losses) are included in the line items marked

“Net realized gain (loss) on transactions from options written” on the Statements of Operations. For the six months ended June 30, 2016, The Biondo Growth Fund and The Biondo Focus Fund had net unrealized appreciation (depreciation) of $30,668 and $(1,864), respectively, on written options subject to equity price risk and these unrealized appreciation (depreciation) amounts are included in the line items marked “Net change in unrealized appreciation (depreciation) on options written” on the Statements of Operations.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The number of call option contracts written and the premiums received by the Funds during the six months ended June 30, 2016, were as follows:

	The Biondo Growth Fund		The Biondo Focus Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	25	$85,452	—	$—
Options written	—	—	35	99,461
Options closed	(25)	(85,452)	—	—
Options outstanding, end of period	—	$—	35	$99,461

Offsetting of Financial Assets and Derivative Assets

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2016.

The Biondo Focus Fund

Liabilities:			Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Options Written Contracts	$101,325	(1)	$101,325	(2)	$—	$—
Total	$101,325		$101,325		$—	$—

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Sector Risk – The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Fund	Purchases	Sales
The Biondo Growth Fund	$4,573,055	$8,807,403
The Biondo Focus Fund	7,291,554	5,788,587

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Biondo Investment Advisors, LLC serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of each Fund’s average daily net assets as follows:

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

Fund
The Biondo Growth Fund	1.00%
The Biondo Focus Fund	1.50%

For the six months ended June 30, 2016, the Advisor earned fees of $145,787 and $159,300 for The Biondo Growth Fund and The Biondo Focus Fund, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse a portion of The Biondo Growth Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed the following:

Fund	Investor Class
The Biondo Growth Fund	1.50%

This amount will herein be referred to as the “expense limitation.” For the six months ended June 30, 2016, the Advisor waived fees in the amount of $54,030 for The Biondo Growth Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and The Biondo Growth Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years or periods prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of December 31, 2015, the Advisor had $264,185 of waived expenses that may be recovered by the following dates:

Fund	December 31, 2016	December 31, 2017	December 31, 2018	Total
The Biondo Growth Fund	$82,677	$100,257	$81,251	$264,185

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (or “Plan”) for Investor Class shares. The Plan provides that a monthly service fee is calculated by The Biondo Growth and The Biondo Focus Funds at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for each Fund. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

promotional and other sales-related costs. During the six months ended June 30, 2016, The Biondo Growth Fund Investor Class was charged $36,447, and The Biondo Focus Fund was charged $26,550, pursuant to the Plan.

Northern Lights Distributors, LLC (the “Distributor”) acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares. For the six months ended June 30, 2016, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	BANK LINE OF CREDIT

The Biondo Focus Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (the “Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings. The Biondo Focus Fund has until June 1, 2018 to pay back the line of credit. Borrowings under this arrangement bear interest at the greater of, i) at the lender’s prime rate minus 0.50% or ii) 3.00% per annum at the time of borrowing. During the six months ended June 30, 2016, the Fund incurred $52,549 of interest expense related to the borrowings. Average borrowings and the average interest rate during the six months ended June 30, 2016 were $3,499,999 and 3.00%. The largest outstanding borrowing during the six months ended June 30, 2016 was $3,499,999. As of June 30, 2016, the Fund had $3,499,999 of outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description pledged by the Fund. As of June 30, 2016, the Fund had $10,966,217 in securities pledged as collateral for the line of credit.

6.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the six months ended June 30, 2016, the Funds assessed $10 and $120 in redemption fees on The Biondo Growth Fund and The Biondo Focus Fund, respectively.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2016, National Financial Services LLC held approximately 93.0% and 77.4% of the voting securities of the Biondo Growth Fund and the Biondo Focus Fund, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also owned beneficially.

8.	TAX COMPONENTS OF CAPITAL

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Capital Loss	Other	Post October Loss	Unrealized	Total
	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Growth Fund	$(6,105,605)	$(68,554)	$—	$11,643,019	$5,468,860
Focus Fund	$(270,493)	$(324,137)	$—	$7,458,493	$6,863,863

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security and options transactions is primarily attributable to the tax deferral of losses on wash sales. Amounts listed under other book/tax differences are attributable to the tax deferral of losses on straddles for both Funds. The difference between book basis and tax basis accumulated net investment loss for the Biondo Growth Fund is primarily attributable to the unamortized portion of organizational expenses for tax purposes of $3,501.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22,

2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. At December 31, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Growth Fund	$4,361,629	$—	$4,361,629	2018
	1,743,976		1,743,976	2019
	$6,105,605	$—	$6,105,605

Focus Fund	$270,493	$—	$270,493	Non-expiring

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the Funds for the year ended December 31, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Growth Fund	$(307,816)	$307,816	$—
Focus Fund	(609,808)	609,808	—

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

The Biondo Funds

EXPENSE EXAMPLES (Unaudited)

June 30, 2016

As a shareholder of the Biondo Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and The Biondo Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Biondo Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 – 6/30/16	Expense Ratio During Period 1/1/16 – 6/30/16
The Biondo Growth Fund	$1,000.00	$886.30	$ 7.03	1.50%
The Biondo Focus Fund	1,000.00	835.20	14.19	3.11%

Hypothetical (5% return before expenses)	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period** 1/1/16 – 6/30/16	Expense Ratio During Period 1/1/16 – 6/30/16
The Biondo Growth Fund	$1,000.00	$1,017.40	$ 7.52	1.50%
The Biondo Focus Fund	1,000.00	1,009.40	15.54	3.11%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	“Hypothetical” expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

The Biondo Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2016

Biondo Focus Fund and Biondo Growth Fund* (Adviser- Biondo Investment Advisers, LLC)

In connection with the regular meeting held on September 29 & 30, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement by and among Biondo Investment Advisors, LLC (“Biondo”) and the Trust, with respect to Biondo Focus Fund (“Biondo Focus”) and Biondo Growth Fund (“Biondo Growth”) (collectively referred to as the “Biondo Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted Biondo is an independent investment management firm founded in 2004. They considered that the firm manages approximately $413 million in assets and provides personalized investment services to individuals and institutions. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Biondo Funds, taking into consideration their education and noting the investment team’s deep financial industry and investment management experience with specialists in research, operations, business development, compliance, and client service. The Trustees also reviewed Biondo’s research process, noting the firm takes a fundamental approach by conducting labor intensive research that analyzes the financial data of a significant number of companies and considers various other economic factors. They noted that Biondo then performs additional qualitative and quantitative analysis to narrow the investment selections to companies that meet Biondo’s criteria for inclusion in the portfolio. The Trustees noted that Biondo demonstrates a solid understanding of the various risks associated with each Fund’s trading strategies, and, rather than mitigating market risk with traditional hedging strategies, relies on the strength of the in-depth research and analysis conducted before buying or selling a security. The Trustees considered that Biondo monitors compliance with the Biondo Funds’ investment limitations by reviewing the relevant restrictions before making a trade. The Trustees reasoned that Biondo’s veteran investment team, robust research process, and well organized infrastructure have been an asset to Biondo’s operation. The Board concluded that Biondo would likely continue to provide high quality service to the Biondo Funds for the benefit of the shareholders.

Performance.

Biondo Focus – The Trustees reviewed the performance history of the Fund, noting that the focused nature of the Fund can sometimes lead to volatility, exhibited by the Fund’s 3-year standard deviation relative to the S&P 500. They noted the substantial changes in Morningstar ratings and category rankings over the last 5 years, but noted that the Fund’s volatility had appeared to add to the Fund’s long-term performance. They noted in particular that the Fund outperformed its benchmark over the 1-year period, and substantially outperformed the benchmark over the 2- and 3-year period. They considered that the Fund’s Sharpe ratio was lower than that of the S&P 500 and the Morningstar category, which indicated that the Fund is taking on more risk than those comparison groups. The Trustees reasoned that the Fund was meeting its goal of achieving long-term capital appreciation and that performance was in line with a typical focused fund. After further discussion, the Trustees concluded that the Fund’s performance was in line with expectations.

Biondo Growth – The Trustees reviewed the Fund’s performance over the last 1-year, 2-year, 3-year, 5 year and since inception time periods. They noted that the Fund generally underperformed its benchmark and Morningstar category since inception and exhibited relatively high volatility. They also noted, however, that the

The Biondo Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2016

Fund showed improved performance over the 2-year and 3-year time periods, having performed generally in line with its peer group, benchmark and Morningstar category over those periods. They further considered that Biondo had enhanced its risk management process, which seemed to contribute to that improved performance. They considered the Fund’s objective of capital appreciation and concluded that the Fund was performing consistent with its objective. After further discussion, the Trustees concluded that, especially in light of Biondo’s efforts to improve performance, the Fund’s performance was reasonable.

Fees and Expenses.

Biondo Focus – The Trustees noted the Fund’s advisory fee is significantly higher than both the peer group and Morningstar category averages. They noted that the fee is higher than each fund in the peer group, but within the range of the Morningstar category. They noted the advisory fee was significantly lower than the average fee charged to Biondo’s separate account clients. They considered Biondo’s reasoning that the concentrated nature of and use of derivatives by the Fund were principal factors driving the fees, and they considered the amount of labor required to initially select a security and then continually monitor positions was a reasonable justification for higher fees. The Trustees considered that the Fund’s net expense ratio was significantly higher than the average of its Morningstar category and peer group, higher than any peer group fund, due in large part to the interest expense related to the Fund’s use of leverage. They considered Biondo’s stated anticipation that the net expense ratio will be more in line with those comparison groups as Fund assets grow. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Biondo Growth – The Trustees noted that the Fund’s advisory fee is higher than both the peer group and Morningstar category averages, but within the range of Morningstar group and tied with the highest in the peer group. The Trustees compared the fee to the average advisory fees charged by Biondo to its separate account clients and noted that the Fund’s advisory fee is significantly lower than the average fee charged to those clients. The Trustees noted that the Fund’s expense ratio is higher than the Morningstar category average, only slightly higher than the peer group average, and within the ranges of each comparison group. The Trustees noted that Biondo had an expense cap in place, and, reasoned that, in light of the time and commitment Biondo devoted to the Fund, the fee was not unreasonable.

Economies of Scale. The Trustees noted that Biondo indicated that it is amenable to the discussion of breakpoints in the future. After discussion, it was the consensus of the Board that based on the current and anticipated size of each Fund, asset levels do not warrant breakpoints at this time, but economies of scale would be revisited as the size of each Fund increases.

Profitability. The Trustees noted that, with respect to each Fund after individual reviews, the profit margin as a percent of revenue was not insignificant. The Trustees reasoned that the percentage of profit is not the only relevant consideration and agreed that the dollar amount received as compensation did not appear excessive, especially in light of the time and effort devoted by Biondo to each Fund. The Trustees concluded that the profits for each Fund were not excessive.

Conclusion. Having requested and received such information from Biondo as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure is not unreasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Biondo Focus Fund and the Biondo Growth Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Biondo Funds.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR
Biondo Investment Advisors, LLC
540 Routes 6 & 209, PO Box 909
Milford, Pennsylvania 18337

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/2/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/2/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 9/2/16